                                                                   EXHIBIT 99.11

                         CONSENT OF INDEPENDENT AUDITORS





The Directors
Keystone International Fund Inc.





         We consent to the use of our report dated December 8, 1995, included herein and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "ADDITIONAL INFORMATION" in the statement of additional information.





                                               KPMG Peat Marwick LLP





Boston, Massachusetts
January 24, 1996